UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number 811-10521

Name of Fund: BlackRock Corporate High Yield Fund V, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Corporate High Yield Fund V, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 08/31/07

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Corporate High Yield                                         BLACKROCK
Fund V, Inc. (HYV)

ANNUAL REPORT | AUGUST 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Corporate High Yield Fund V, Inc.

The Benefits and Risks of Leveraging

BlackRock Corporate High Yield Fund V, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the yield by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Proxy Results

During the six-month period ended August 31, 2007, the shareholders of BlackRock Corporate High Yield Fund V, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------
                                                                Shares Voted    Shares Withheld
                                                                    For           From Voting
-----------------------------------------------------------------------------------------------
To elect the Fund's Board       G. Nicholas Beckwith, III        23,431,718         394,906
of Directors:                   Richard E. Cavanagh              23,432,101         394,523
                                Richard S. Davis                 23,432,301         394,323
                                Kent Dixon                       23,432,101         394,523
                                Frank J. Fabozzi                 23,432,101         394,523
                                Kathleen F. Feldstein            23,429,988         396,636
                                James T. Flynn                   23,431,801         394,823
                                Henry Gabbay                     23,432,001         394,623
                                Jerrold B. Harris                23,432,101         394,523
                                R. Glenn Hubbard                 23,431,768         394,856
                                W. Carl Kester                   23,434,031         392,593
                                Karen P. Robards                 23,432,301         394,323
                                Robert S. Salomon, Jr.           23,430,671         395,953
-----------------------------------------------------------------------------------------------


2       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

A Letter to Shareholders

Dear Shareholder

Financial markets embarked on a wild ride during the August reporting period. Subprime mortgage troubles intensified in the final months of the period, spawning a widespread credit and liquidity crisis that crept into other areas of the market. The U.S. Federal Reserve Board (the Fed) and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. In August, the Fed cut the discount rate, the rate charged to banks to borrow money directly from the Fed, from 6.25% to 5.75%. Another ..50% cut in the discount rate came on September 18, along with a .50% cut in the more widely followed federal funds rate. This brought the target short-term interest rate, which had remained unchanged at 5.25% for over a year, to 4.75%.

Although heightened volatility has been a recurring theme throughout the past year, the global economy (excluding the U.S. housing market) remained quite healthy. In general, equity market fundamentals also held firm -- second-quarter corporate earnings exceeded expectations (although future earnings could be at risk if the economy weakens), dividend payouts and share buybacks continued to grow, and valuations remained attractive. These tailwinds generally prevailed over such headwinds as a slowing U.S. economy and troubled housing market, although the more recent credit crunch dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. Stocks recorded their second-worst day of the year in August, yet remained comfortably in the black year-to-date.

Meanwhile, mixed economic signals and the credit market debacle made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to 4.54% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted mixed results for the six- and 12-month periods ended August 31, 2007:

Total Returns as of August 31, 2007                                                   6-month     12-month
==========================================================================================================
U.S. equities (S&P 500 Index)                                                          +5.70%      +15.13%
----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                           +0.54       +11.36
----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                      +5.83       +18.71
----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               +1.54       + 5.26
----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         -0.57       + 2.30
----------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       -1.71       + 6.46
----------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       3

Fund Summary as of August 31, 2007

Fund Information

Symbol on New York Stock Exchange .........................           HYV
Initial Offering Date .....................................    November 30, 2001
Yield on Closing Market Price as of 8/31/07 ($12.24)* .....           9.31%
Current Monthly Distribution per share of Common Stock** ..          $.095
Current Annualized Distribution per share of Common Stock**          $1.14
Leverage as of 8/31/07*** .................................             22%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
*** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                         8/31/07     8/31/06     Change        High        Low
--------------------------------------------------------------------------------
Market Price ........     $12.24      $12.81     (4.45%)      $14.44      $10.52
Net Asset Value .....     $13.83      $14.10     (1.91%)      $15.04      $13.58
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Asset Mix                                                   8/31/07      8/31/06
--------------------------------------------------------------------------------
Corporate Bonds ..........................................    94%          95%
Floating Rate Loan Interests .............................     3            2
Common Stocks ............................................     2            1
Preferred Securities .....................................     1            1
Foreign Government Obligations ...........................    --            1
Warrants .................................................    --*          --*
Other Interests ..........................................    --*          --
--------------------------------------------------------------------------------
*     Amount is less than 1%.

Credit Quality Allocations*

Credit Rating                                               8/31/07      8/31/06
--------------------------------------------------------------------------------
BBB/Baa ..................................................     2%           2%
BB/Ba ....................................................    23           21
B/B ......................................................    53           65
CCC/Ca ...................................................    18            9
NR (Not Rated) ...........................................     1            2
Other** ..................................................     3            1
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.
** Includes investments in common stocks, preferred stocks, warrants, and other interests.


4       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

Schedule of Investments as of August 31, 2007

          Face
        Amount    Corporate Bonds                                      Value
===============================================================================
Aerospace & Defense -- 4.5%
    $2,872,000    Alliant Techsystems, Inc., 2.75%
                    due 9/15/2011 (a)(g)                           $  3,525,380
       850,000    Bombardier, Inc., 8% due 11/15/2014 (g)               877,625
     2,100,000    DRS Technologies, Inc., 6.875% due 11/01/2013       2,058,000
     1,500,000    Esterline Technologies Corp., 7.75%
                    due 6/15/2013                                     1,488,750
                  L-3 Communications Corp.:
     2,025,000        7.625% due 6/15/2012                            2,060,437
     2,300,000        5.875% due 1/15/2015                            2,179,250
     2,120,000        3% due 8/01/2035 (a)(g)                         2,414,150
     2,125,000        Series B, 6.375% due 10/15/2015                 2,055,937
       700,000    TransDigm, Inc., 7.75% due 7/15/2014                  703,500
     3,025,000    Vought Aircraft Industries, Inc., 8%
                    due 7/15/2011                                     2,934,250
                                                                   ------------
                                                                     20,297,279
===============================================================================
Airlines -- 0.2%
                  Continental Airlines, Inc. (m):
       176,312        Series 1997-4-B, 6.90% due 7/02/2018              167,386
        67,466        Series 1998-1-C, 6.541% due 9/15/2009              66,791
       568,345        Series 2001-1-C, 7.033% due 12/15/2012            551,295
                                                                   ------------
                                                                        785,472
===============================================================================
Auto Components -- 0.7%
       305,000    Compagnie Generale de Geophysique SA, 7.50%
                    due 5/15/2015                                       306,525
                  The Goodyear Tire & Rubber Co.:
       100,000        7.857% due 8/15/2011                               99,000
       872,000        8.625% due 12/01/2011 (g)                         885,603
     1,945,000    Lear Corp., 8.75% due 12/01/2016                    1,799,125
                                                                   ------------
                                                                      3,090,253
===============================================================================
Automobiles -- 0.4%
     1,095,000    Ford Capital BV, 9.50% due 6/01/2010                1,062,150
     1,100,000    Ford Motor Co., 8.90% due 1/15/2032                   913,000
                                                                   ------------
                                                                      1,975,150
===============================================================================
Beverages -- 0.5%
     2,150,000    Constellation Brands, Inc., 8.125%
                    due 1/15/2012                                     2,155,375
===============================================================================
Biotechnology -- 0.4%
     1,680,000    Angiotech Pharmaceuticals, Inc., 9.371%
                    due 12/01/2013 (c)                                1,663,200
===============================================================================
Building Products -- 1.4%
                  Goodman Global Holding Co., Inc.:
     1,094,000        8.36% due 6/15/2012 (c)                         1,072,120
     2,125,000        7.875% due 12/15/2012                           2,103,750
     3,460,000    Momentive Performance Materials, Inc., 10.125%
                    due 12/01/2014 (f)(g)                             3,217,800
                                                                   ------------
                                                                      6,393,670
===============================================================================
Chemicals -- 2.8%
     1,300,000    American Pacific Corp., 9% due 2/01/2015            1,280,500
                  Hexion U.S. Finance Corp.:
       800,000        9.75% due 11/15/2014                              864,000
       950,000        10.058% due 11/15/2014 (c)                        969,000
     1,220,000    Ineos Group Holdings Plc, 8.50%
                     due 2/15/2016 (g)                                1,122,400
     1,185,000    Innophos, Inc., 8.875% due 8/15/2014                1,167,225
       675,000    Key Plastics LLC, 11.75% due 3/15/2013 (g)            594,000
     2,500,000    MacDermid, Inc., 9.50% due 4/15/2017 (g)            2,325,000
     3,020,000    NOVA Chemicals Corp., 8.484%
                    due 11/15/2013 (c)                                2,929,400
     1,077,000    Nalco Finance Holdings, Inc., 10.086%
                    due 2/01/2014 (b)                                   936,990
       815,000    Terra Capital, Inc. Series B, 7% due 2/01/2017        782,400
                                                                   ------------
                                                                     12,970,915
===============================================================================
Commercial Services & Supplies -- 6.2%
     2,325,000    Ashtead Capital, Inc., 9% due 8/15/2016 (g)         2,301,750
     4,425,000    Corrections Corp. of America, 7.50%
                    due 5/01/2011                                     4,447,125
       835,000    DI Finance Series B, 9.50% due 2/15/2013              847,525
     2,045,000    PNA Intermediate Holding Corp., 12.558%
                    due 2/15/2013 (c)(g)                              1,968,313
     4,295,000    Quebecor World, Inc., 9.75% due 1/15/2015 (g)       4,037,300
                  Sally Holdings LLC:
       315,000        9.25% due 11/15/2014                              310,275
     2,640,000        10.50% due 11/15/2016                           2,521,200
     4,425,000    Waste Services, Inc., 9.50% due 4/15/2014           4,469,250
                  West Corp.:
     1,000,000        9.50% due 10/15/2014                            1,005,000
     4,220,000        11% due 10/15/2016                              4,283,300
     2,060,000    Yankee Acquisition Corp., 9.75% due 2/15/2017       1,843,700
                                                                   ------------
                                                                     28,034,738
===============================================================================
Communications Equipment -- 1.4%
     2,625,000    Dycom Industries, Inc., 8.125% due 10/15/2015       2,625,000
       941,000    Loral Spacecom Corp., 14% due 11/15/2015 (f)          995,671
     2,845,000    Nortel Networks Ltd., 9.61% due 7/15/2011 (c)(g)    2,852,113
                                                                   ------------
                                                                      6,472,784
===============================================================================
Computers & Peripherals -- 0.4%
     1,795,000    Viasystems, Inc., 10.50% due 1/15/2011              1,795,000
===============================================================================
Construction Materials -- 0.5%
       765,000    Nortek, Inc., 8.50% due 9/01/2014                     661,725
     1,475,000    Texas Industries, Inc., 7.25% due 7/15/2013         1,447,344
                                                                   ------------
                                                                      2,109,069
===============================================================================
Containers & Packaging -- 5.8%
                  Berry Plastics Holding Corp.:
     2,175,000        8.875% due 9/15/2014                            2,169,562
     2,805,000        9.235% due 9/15/2014 (c)                        2,776,950
     3,250,000    Graham Packing Co., Inc., 9.875%
                    due 10/15/2014                                    3,185,000
                  Graphic Packaging International Corp.:
     1,550,000        8.50% due 8/15/2011                             1,565,500
       945,000        9.50% due 8/15/2013                               954,450
                  Owens-Brockway Glass Container, Inc.:
     3,933,000        8.875% due 2/15/2009                            3,996,911
     1,500,000        8.25% due 5/15/2013                             1,537,500
     2,020,000    Packaging Dynamics Finance Corp., 10%
                    due 5/01/2016 (g)                                 2,022,525
     1,765,000    Pregis Corp., 12.375% due 10/15/2013                1,888,550
     2,950,000    Rock-Tenn Co., 8.20% due 8/15/2011                  3,023,750
     3,520,000    Smurfit-Stone Container Enterprises, Inc., 8%
                    due 3/15/2017                                     3,357,200
                                                                   ------------
                                                                     26,477,898
===============================================================================


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       5

          Face
        Amount    Corporate Bonds                                      Value
===============================================================================
Distributors -- 0.0%
    $  270,000    Keystone Automotive Operations, Inc., 9.75%
                    due 11/01/2013                                 $    216,000
===============================================================================
Diversified Financial Services -- 0.5%
                  Ford Motor Credit Co. LLC:
     1,050,000        8.11% due 1/13/2012 (c)                           961,599
       300,000        7.80% due 6/01/2012                               276,391
                  General Motors Acceptance Corp.:
       900,000        7.25% due 3/02/2011                               826,831
       370,000        8% due 11/01/2031                                 332,394
                                                                   ------------
                                                                      2,397,215
===============================================================================
Diversified Telecommunication Services -- 1.8%
       650,000    Qwest Communications International, Inc.,
                    7.50% due 2/15/2014                                 638,625
                  Qwest Corp.:
     2,150,000        8.61% due 6/15/2013 (c)                         2,268,250
       850,000        7.625% due 6/15/2015                              875,500
     4,400,000    Windstream Corp., 8.125% due 8/01/2013              4,543,000
                                                                   ------------
                                                                      8,325,375
===============================================================================
Electric Utilities -- 2.7%
     2,750,000    Edison Mission Energy, 7.50% due 6/15/2013          2,770,625
     3,850,000    Mirant North America LLC, 7.375%
                    due 12/31/2013                                    3,830,750
       620,000    NSG Holdings LLC, 7.75% due 12/15/2025 (g)(m)         602,175
     1,825,000    Sierra Pacific Resources, 8.625% due 3/15/2014      1,931,275
     3,016,674    Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (g)(m)                              2,990,405
                                                                   ------------
                                                                     12,125,230
===============================================================================
Electrical Equipment -- 0.7%
       570,000    Belden CDT, Inc., 7% due 3/15/2017 (g)                552,900
     1,800,000    Coleman Cable, Inc., 9.875% due 10/01/2012 (g)      1,732,500
       919,000    Ucar Finance, Inc., 10.25% due 2/15/2012              960,355
                                                                   ------------
                                                                      3,245,755
===============================================================================
Electronic Equipment & Instruments -- 1.4%
                  NXP BV:
     1,995,000        8.11% due 10/15/2013 (c)                        1,807,969
     3,420,000        9.50% due 10/15/2015                            2,958,300
                  Sanmina-SCI Corp.:
        85,000        6.75% due 3/01/2013                                72,250
     1,680,000        8.125% due 3/01/2016                            1,453,200
                                                                   ------------
                                                                      6,291,719
===============================================================================
Energy Equipment & Services -- 1.8%
       470,000    Compagnie Generale de Geophysique-Veritas,
                    7.75% due 5/15/2017                                 474,700
     1,060,000    North American Energy Partners, Inc., 8.75%
                    due 12/01/2011                                    1,065,300
     3,000,000    Ocean RIG ASA, 9.36% due 4/04/2011 (c)              2,962,500
     3,710,000    SemGroup LP, 8.75% due 11/15/2015 (g)               3,570,875
                                                                   ------------
                                                                      8,073,375
===============================================================================
Food & Staples Retailing -- 2.1%
     1,225,000    AmeriQual Group LLC, 9.50% due 4/01/2012 (g)        1,139,250
     3,000,000    National Beef Packing Co. LLC, 10.50%
                    due 8/01/2011                                     3,090,000
                  Rite Aid Corp.:
     2,130,000        9.375% due 12/15/2015 (g)                       1,938,300
     3,780,000        7.50% due 3/01/2017                             3,515,400
                                                                   ------------
                                                                      9,682,950
===============================================================================
Food Products -- 1.0%
     4,373,000    Del Monte Corp., 8.625% due 12/15/2012              4,416,730
===============================================================================
Gas Utilities -- 0.4%
     1,955,000    El Paso Performance-Linked Trust, 7.75%
                    due 7/15/2011 (g)                                 2,002,977
===============================================================================
Health Care Equipment & Supplies -- 0.2%
       800,000    The Cooper Cos., Inc., 7.125% due 2/15/2015           764,000
===============================================================================
Health Care Providers & Services -- 5.8%
     1,740,000    Community Health Systems, Inc., 8.875%
                    due 7/15/2015 (g)                                 1,737,825
                  Omnicare, Inc.:
     1,075,000        6.75% due 12/15/2013                              999,750
     1,160,000        Series OCR, 3.25% due 12/15/2035 (a)              909,150
     4,425,000    Service Corp. International, 7% due 6/15/2017       4,181,625
                  Tenet Healthcare Corp.:
     6,420,000        6.50% due 6/01/2012                             5,328,600
     3,365,000        9.875% due 7/01/2014                            2,978,025
     4,425,000    US Oncology, Inc., 9% due 8/15/2012                 4,425,000
     2,200,000    United Surgical Partners International, Inc.,
                    8.875% due 5/01/2017                              2,101,000
                  Universal Hospital Services, Inc. (g):
       490,000        8.50% due 6/01/2015 (f)                           454,755
       460,000        8.759% due 6/01/2015 (c)                          443,900
     2,950,000    Vanguard Health Holding Co. II, LLC, 9%
                    due 10/01/2014                                    2,758,250
                                                                   ------------
                                                                     26,317,880
===============================================================================
Hotels, Restaurants & Leisure -- 8.4%
                  American Real Estate Partners LP:
       270,000        7.125% due 2/15/2013                              253,800
     1,845,000        7.125% due 2/15/2013 (g)                        1,734,300
                  Caesars Entertainment, Inc.:
     2,075,000        7.875% due 3/15/2010                            2,085,375
       160,000        8.125% due 5/15/2011                              158,400
     1,165,000    French Lick Resorts & Casino LLC, 10.75%
                    due 4/15/2014 (g)                                   926,175
                  Galaxy Entertainment Finance Co. Ltd. (g):
       425,000        10.409% due 12/15/2010 (c)                        429,250
       850,000        9.875% due 12/15/2012                             862,750
     2,970,000    Great Canadian Gaming Corp., 7.25%
                    due 2/15/2015 (g)                                 2,851,200
       885,000    Greektown Holdings, LLC, 10.75%
                    due 12/01/2013 (g)                                  885,000
     4,810,000    Harrah's Operating Co., Inc., 5.75%
                    due 10/01/2017                                    3,607,500
     2,450,000    Inn of the Mountain Gods Resort & Casino, 12%
                    due 11/15/2010                                    2,584,750
       475,000    Landry's Restaurants, Inc. Series B, 7.50%
                    due 12/15/2014                                      475,594
     1,855,000    Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (g)                          1,864,275
     2,950,000    Penn National Gaming, Inc., 6.875%
                    due 12/01/2011                                    2,950,000
     1,990,000    Pinnacle Entertainment, Inc., 7.50%
                    due 6/15/2015 (g)                                 1,830,800
     1,525,000    San Pasqual Casino, 8% due 9/15/2013 (g)            1,526,906
     1,350,000    Shingle Springs Tribal Gaming Authority, 9.375%
                    due 6/15/2015 (g)                                 1,329,750


6       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

          Face
        Amount    Corporate Bonds                                      Value
===============================================================================
Hotels, Restaurants & Leisure (concluded)
                  Station Casinos, Inc.:
    $1,775,000        6.50% due 2/01/2014                          $  1,504,313
     2,400,000        7.75% due 8/15/2016                             2,298,000
       975,000        6.625% due 3/15/2018                              784,875
                  Travelport LLC:
       130,000        9.875% due 9/01/2014                              130,975
       520,000        10.246% due 9/01/2014 (c)                         520,000
     3,055,000    Tropicana Entertainment, LLC, 9.625%
                    due 12/15/2014 (g)                                2,260,700
     2,650,000    Universal City Florida Holding Co. I, 10.106%
                    due 5/01/2010 (c)                                 2,676,500
     1,850,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014           1,789,875
                                                                   ------------
                                                                     38,321,063
===============================================================================
Household Durables -- 1.3%
     2,350,000    American Greetings Corp., 7.375%
                    due 6/01/2016                                     2,220,750
     2,040,000    Jarden Corp., 7.50% due 5/01/2017                   1,907,400
     2,350,000    Standard-Pacific Corp., 9.25% due 4/15/2012         1,715,500
                                                                   ------------
                                                                      5,843,650
===============================================================================
Household Products -- 0.2%
       925,000    Church & Dwight Co., Inc., 6% due 12/15/2012          862,562
===============================================================================
IT Services -- 1.5%
                  SunGard Data Systems, Inc.:
     3,250,000        9.125% due 8/15/2013                            3,355,625
     3,160,000        10.25% due 8/15/2015                            3,254,800
                                                                   ------------
                                                                      6,610,425
===============================================================================
Independent Power Producers & Energy Traders -- 1.5%
     2,375,000    The AES Corp., 8.75% due 5/15/2013 (g)              2,470,000
                  NRG Energy, Inc.:
     2,325,000        7.25% due 2/01/2014                             2,301,750
     2,300,000        7.375% due 2/01/2016                            2,271,250
                                                                   ------------
                                                                      7,043,000
===============================================================================
Insurance -- 0.2%
     1,000,000    USI Holdings Corp., 9.433% due 11/15/2014 (c)(g)      930,000
===============================================================================
Internet Software & Services -- 0.1%
       620,000    Impress Holdings B.V., 8.485%
                    due 9/15/2013 (c)(g)                                620,483
===============================================================================
Leisure Equipment & Products -- 0.6%
     3,000,000    Quiksilver, Inc., 6.875% due 4/15/2015              2,775,000
===============================================================================
Machinery -- 1.3%
     1,890,000    AGY Holding Corp., 11% due 11/15/2014 (g)           1,918,350
       820,000    Accuride Corp., 8.50% due 2/01/2015                   758,500
                  RBS Global, Inc.:
       690,000        9.50% due 8/01/2014                               696,900
     1,515,000        11.75% due 8/01/2016                            1,568,025
       825,000        8.875% due 9/01/2016                              806,438
                                                                   ------------
                                                                      5,748,213
===============================================================================
Marine -- 1.4%
     2,250,000    Navios Maritime Holdings, Inc., 9.50%
                    due 12/15/2014                                    2,297,813
     3,750,000    Teekay Shipping Corp., 8.875% due 7/15/2011         3,862,500
                                                                   ------------
                                                                      6,160,313
===============================================================================
Media -- 20.0%
     2,065,000    Affinion Group, Inc., 11.50% due 10/15/2015         2,065,000
     2,650,000    Allbritton Communications Co., 7.75%
                    due 12/15/2012                                    2,590,375
       350,000    American Media Operations, Inc. Series B, 10.25%
                    due 5/01/2009                                       308,000
     1,705,000    Barrington Broadcasting Group LLC, 10.50%
                    due 8/15/2014 (g)                                 1,713,525
       750,000    Bonten Media Acquisition Co., 9%
                    due 6/01/2015 (f)(g)                                634,891
       500,000    CBD Media Holdings LLC, 9.25% due 7/15/2012           505,000
     3,850,000    CBD Media, Inc., 8.625% due 6/01/2011               3,835,562
     6,445,000    CCH I, LLC, 11% due 10/01/2015                      6,306,762
     2,950,000    CMP Susquehanna Corp., 9.875% due 5/15/2014         2,728,750
     3,400,000    CSC Holdings, Inc. Series B, 7.625%
                    due 4/01/2011                                     3,349,000
                  Cablevision Systems Corp. Series B:
       100,000        9.82% due 4/01/2009 (c)                           102,500
       700,000        8% due 4/15/2012                                  670,250
     2,400,000    Cadmus Communications Corp., 8.375%
                    due 6/15/2014                                     2,280,000
       580,000    CanWest Media, Inc., 8% due 9/15/2012                 564,775
     5,000,000    Charter Communications Holdings II LLC, 10.25%
                    due 9/15/2010                                     5,050,000
     2,171,000    Dex Media West LLC, 9.875% due 8/15/2013            2,290,405
     2,935,000    Echostar DBS Corp., 7.125% due 2/01/2016            2,868,962
                  Harland Clarke Holdings Corp.:
       620,000        9.50% due 5/15/2015                               554,900
       510,000        10.307% due 5/15/2015 (c)                         456,450
     2,975,000    Idearc, Inc., 8% due 11/15/2016                     2,937,812
                  Intelsat Bermuda Ltd.:
       330,000        11.409% due 6/15/2013 (c)                         339,075
       945,000        8.886% due 1/15/2015 (c)                          952,087
     1,000,000        11.25% due 6/15/2016                            1,046,250
     1,655,000    Intelsat Corp., 9% due 6/15/2016                    1,688,100
     3,100,000    Intelsat Subsidiary Holding Co. Ltd., 8.625%
                    due 1/15/2015                                     3,119,375
     1,616,000    Liberty Media Corp., 0.75% due 3/30/2023 (a)        1,828,100
     3,675,000    Mediacom LLC, 9.50% due 1/15/2013                   3,675,000
       410,000    Network Communications, Inc., 10.75%
                    due 12/01/2013                                      410,000
       590,000    Nexstar Finance, Inc., 7% due 1/15/2014               557,550
                  Nielsen Finance LLC:
     4,425,000        10% due 8/01/2014                               4,535,625
     1,570,000        9.919% due 8/01/2016 (b)                        1,047,975
     3,313,000    PanAmSat Corp., 9% due 8/15/2014                    3,370,978
     4,475,000    Paxson Communications Corp., 8.61%
                    due 1/15/2012 (c)(g)                              4,413,469
     2,975,000    Quebecor Media, Inc., 7.75% due 3/15/2016           2,829,969
                  RH Donnelley Corp.:
     2,150,000        Series A-2, 6.875% due 1/15/2013                2,026,375
     1,065,000        Series A-3, 8.875% due 1/15/2016                1,091,625
     1,912,000    Rainbow National Services LLC, 10.375%
                    due 9/01/2014 (g)                                 2,081,690
     3,825,000    Salem Communications Corp., 7.75%
                    due 12/15/2010                                    3,796,313
     1,061,000    Sinclair Broadcast Group, Inc., 8% due 3/15/2012    1,071,610
       775,000    Sirius Satellite Radio, Inc., 9.625%
                    due 8/01/2013                                       732,375
     5,890,000    TL Acquisitions, Inc., 10.50% due 1/15/2015 (g)     5,551,325
     1,645,000    Umbrella Acquisition, 9.75% due 3/15/2015 (f)(g)    1,566,863
     1,790,000    Young Broadcasting, Inc., 10% due 3/01/2011         1,611,000
                                                                   ------------
                                                                     91,155,648
===============================================================================


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       7

          Face
        Amount    Corporate Bonds                                      Value
===============================================================================
Metals & Mining -- 5.1%
    $3,410,000    Aleris International, Inc., 9%
                    due 12/15/2014 (f)                             $  3,180,104
       300,000    Blaze Recycling & Metals LLC, 10.875%
                    due 7/15/2012 (g)                                   296,250
     2,925,000    Chaparral Steel Co., 10% due 7/15/2013              3,319,875
                  FMG Finance Pty Ltd. (g):
       790,000        10% due 9/01/2013                                 845,300
     1,140,000        10.625% due 9/01/2016                           1,305,300
     2,925,000    Foundation PA Coal Co., 7.25% due 8/01/2014         2,800,687
                  Freeport-McMoRan Copper & Gold, Inc.:
     1,700,000        8.564% due 4/01/2015 (c)                        1,751,000
     5,095,000        8.375% due 4/01/2017                            5,426,175
     1,509,000    Indalex Holding Corp. Series B, 11.50%
                    due 2/01/2014                                     1,414,687
     2,975,000    Novelis, Inc., 7.25% due 2/15/2015                  2,885,750
                                                                   ------------
                                                                     23,225,128
===============================================================================
Multi-Utilities -- 0.7%
     2,069,000    CenterPoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (a)                                 3,023,326
===============================================================================
Multiline Retail -- 0.3%
       170,000    Dollar General Corp., 10.625% due 7/15/2015 (g)       153,000
     1,275,000    Neiman Marcus Group, Inc., 9%
                    due 10/15/2015 (f)                                1,329,222
                                                                   ------------
                                                                      1,482,222
===============================================================================
Oil, Gas & Consumable Fuels -- 4.3%
       750,000    Berry Petroleum Co., 8.25% due 11/01/2016             738,750
     2,300,000    Chaparral Energy, Inc., 8.50% due 12/01/2015        2,058,500
     2,540,000    Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                    2,413,000
     1,575,000    Copano Energy LLC, 8.125% due 3/01/2016             1,582,875
     4,150,000    EXCO Resources, Inc., 7.25% due 1/15/2011           4,181,125
     3,000,000    Encore Acquisition Co., 6.25% due 4/15/2014         2,737,500
     1,800,000    Forest Oil Corp., 7.25% due 6/15/2019 (g)           1,732,500
       560,000    KCS Energy, Inc., 7.125% due 4/01/2012                537,600
     2,530,000    OPTI Canada, Inc., 8.25% due 12/15/2014 (g)         2,561,625
     1,110,000    Sabine Pass LNG LP, 7.50% due 11/30/2016            1,079,475
                                                                   ------------
                                                                     19,622,950
===============================================================================
Paper & Forest Products -- 5.5%
                  Abitibi-Consolidated, Inc.:
     2,925,000        8.86% due 6/15/2011 (c)                         2,515,500
       890,000        6% due 6/20/2013                                  658,600
       290,000        8.85% due 8/01/2030                               220,400
     1,500,000    Ainsworth Lumber Co. Ltd., 9.11%
                    due 10/01/2010 (c)                                1,155,000
     3,025,000    Boise Cascade LLC, 8.235% due 10/15/2012 (c)        2,994,750
     1,185,000    Bowater Canada Finance Corp., 7.95%
                    due 11/15/2011                                    1,007,250
     4,075,000    Bowater, Inc., 8.36% due 3/15/2010 (c)              3,667,500
     4,725,000    Domtar, Inc., 7.125% due 8/15/2015                  4,394,250
                  NewPage Corp.:
     2,275,000        11.606% due 5/01/2012 (c)                       2,411,500
     2,620,000        12% due 5/01/2013                               2,737,900
     1,315,000    Norske Skog Canada Ltd. Series D, 8.625%
                    due 6/15/2011                                     1,157,200
                  Verso Paper Holdings LLC Series B:
     1,425,000        9.125% due 8/01/2014                            1,425,000
       795,000        11.375% due 8/01/2016                             810,900
                                                                   ------------
                                                                     25,155,750
===============================================================================
Personal Products -- 0.4%
     2,025,000    Chattem, Inc., 7% due 3/01/2014                     1,954,125
===============================================================================
Pharmaceuticals -- 0.9%
     2,950,000    Elan Finance Plc, 9.558% due 11/15/2011 (c)         2,891,000
     1,500,000    PTS Acquisition Corp., 9.50%
                    due 4/15/2015 (f)(g)                              1,357,500
                                                                   ------------
                                                                      4,248,500
===============================================================================
Real Estate Investment Trusts (REITs) -- 0.3%
     1,425,000    FelCor Lodging LP, 8.50% due 6/01/2011              1,492,687
===============================================================================
Real Estate Management & Development -- 2.6%
     4,400,000    Forest City Enterprises, Inc., 7.625%
                    due 6/01/2015                                     4,136,000
                  Realogy Corp. (g):
     2,240,000        10.50% due 4/15/2014                            1,887,200
     3,540,000        11% due 4/15/2014 (f)                           2,867,400
     4,300,000        12.375% due 4/15/2015                           3,165,875
                                                                   ------------
                                                                     12,056,475
===============================================================================
Road & Rail -- 1.6%
                  Avis Budget Car Rental LLC:
       875,000        7.625% due 5/15/2014                              853,125
     4,150,000        8.058% due 5/15/2014 (c)                        4,025,500
       550,000    Britannia Bulk Plc, 11% due 12/01/2011                544,500
     3,005,000    St. Acquisition Corp., 12.50% due 5/15/2017 (g)     2,035,889
                                                                   ------------
                                                                      7,459,014
===============================================================================
Semiconductors & Semiconductor Equipment -- 2.3%
                  Amkor Technology, Inc.:
       410,000        7.75% due 5/15/2013                               380,275
     2,040,000        9.25% due 6/01/2016                             1,978,800
     7,390,000    Freescale Semiconductor, Inc., 9.125%
                    due 12/15/2014 (f)                                6,614,050
     1,800,000    Spansion, Inc., 8.746% due 6/01/2013 (c)(g)         1,710,000
                                                                   ------------
                                                                     10,683,125
===============================================================================
Software -- 0.2%
       945,486    BMS Holdings, Inc., 12.40%
                    due 2/15/2012 (c)(f)(g)                             882,244
===============================================================================
Specialty Retail -- 4.9%
       520,000    Asbury Automotive Group, Inc., 7.625%
                    due 3/15/2017 (g)                                   478,400
                  AutoNation, Inc.:
     4,200,000        7.36% due 4/15/2013 (c)                         3,948,000
     1,200,000        7% due 4/15/2014                                1,129,500
       460,000    Beverages & More, Inc., 9.25% due 3/01/2012 (g)       448,500
     1,480,000    Buffets, Inc., 12.50% due 11/01/2014                1,139,600
                  Claire's Stores, Inc. (g):
       690,000        9.25% due 6/01/2015                               598,575
     1,190,000        9.625% due 6/01/2015 (f)                          930,498
       960,000        10.50% due 6/01/2017                              710,400
                  General Nutrition Centers, Inc. (f)(g):
     2,610,000        9.85% due 3/15/2014                             2,359,355
     2,100,000        10.75% due 3/15/2015                            1,878,999
     1,340,000    Group 1 Automotive, Inc., 2.25%
                    due 6/15/2036 (a)(k)                              1,030,125


8       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

          Face
        Amount    Corporate Bonds                                      Value
===============================================================================
Specialty Retail (concluded)
                  Michaels Stores, Inc. (g):
    $2,470,000        10% due 11/01/2014                           $  2,476,175
     3,130,000        11.375% due 11/01/2016                          3,043,925
       775,000    Sensata Technologies BV, 8% due 5/01/2014             728,500
     1,675,000    United Auto Group, Inc., 7.75% due 12/15/2016       1,599,625
                                                                   ------------
                                                                     22,500,177
===============================================================================
Textiles, Apparel & Luxury Goods -- 0.6%
     2,925,000    Levi Strauss & Co., 8.875% due 4/01/2016            2,939,625
===============================================================================
Trading Companies & Distributors -- 0.5%
     2,000,000    United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                    2,060,000
===============================================================================
Wireless Telecommunication Services -- 6.8%
     2,400,000    Centennial Cellular Operating Co. LLC, 10.125%
                    due 6/15/2013                                     2,514,000
     2,030,000    Centennial Communications Corp., 11.11%
                    due 1/01/2013 (c)                                 2,080,750
                  Cricket Communications, Inc.:
     2,300,000        9.375% due 11/01/2014                           2,254,000
     2,500,000        9.375% due 11/01/2014 (g)                       2,450,000
                  Digicel Group Ltd. (g):
     1,250,000        8.875% due 1/15/2015                            1,142,250
     3,347,000        9.125% due 1/15/2015 (f)                        3,058,490
     1,775,000    Dobson Communications Corp., 9.61%
                    due 10/15/2012 (c)                                1,810,500
       920,000    iPCS, Inc., 7.481% due 5/01/2013 (c)(g)               887,800
     6,205,000    MetroPCS Wireless, Inc., 9.25%
                    due 11/01/2014 (g)                                6,111,925
     3,550,000    Nordic Telephone Co. Holdings ApS, 8.875%
                    due 5/01/2016 (g)                                 3,674,250
                  Orascom Telecom Finance SCA:
       300,000        7.875% due 2/08/2014                              273,750
       525,000        7.875% due 2/08/2014 (g)                          479,063
     3,900,000    Rural Cellular Corp., 8.25% due 3/15/2012           4,056,000
                                                                   ------------
                                                                     30,792,778
-------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost -- $552,944,473) -- 117.1%                  533,728,492
===============================================================================

===============================================================================
                  Floating Rate Loan Interests (d)
===============================================================================
Chemicals -- 0.9%
     4,650,000    Wellman, Inc. Second Lien Term Loan,
                    12.106% due 2/10/2010                             4,045,500
===============================================================================
Containers & Packaging -- 0.3%
     1,260,000    Berry Plastics Corp. Term Loan B, 11.61%
                    due 6/15/2014                                     1,083,600
===============================================================================
Health Care Providers & Services -- 0.4%
     2,191,748    Rotech Healthcare, Inc. Term Loan B, 11.36%
                    due 9/26/2011                                     1,884,902
===============================================================================
Hotels, Restaurants & Leisure -- 1.0%
     4,627,028    Travelport, Inc. Term Loan, 12.36%
                    due 3/22/2012                                     4,341,693
===============================================================================
Household Products -- 0.2%
                  Spectrum Brands, Inc.:
        37,052        Letter of Credit, 5.17% due 4/15/2013 (n)          35,910
       749,561        Term Loan B-1, 9.34% - 9.53%
                        due 4/15/2013                                   726,450
       133,387        Term Loan B-2, 9.565% due 4/15/2013               125,384
                                                                   ------------
                                                                        887,744
===============================================================================
Machinery -- 0.1%
       536,231    Rexnord Corp. Term Loan,
                    11.61% due 3/02/2013 (f)                            506,738
===============================================================================
Media -- 0.1%
       650,000    Affinion Group, Inc. Term Loan, 11.678%
                    due 3/01/2012                                       600,166
===============================================================================
Oil, Gas & Consumable Fuels -- 0.2%
     1,100,000    SandRidge Energy, Inc. Term Loan, 8.625%
                    due 4/01/2014                                     1,075,250
===============================================================================
Paper & Forest Products -- 0.6%
     2,855,000    Verso Paper Holdings LLC Term Loan B,
                    11.606% due 2/01/2013                             2,840,725
===============================================================================
Specialty Retail -- 0.2%
     1,100,000    Michaels Stores, Inc. Term Loan B, 9.709%
                    due 10/31/2013                                    1,034,393
-------------------------------------------------------------------------------
                  Total Floating Rate Loan Interests
                  (Cost -- $19,516,180) -- 4.0%                      18,300,711
===============================================================================

===============================================================================
        Shares
          Held    Common Stocks
===============================================================================
Communications Equipment -- 1.1%
       123,724    Loral Space & Communications Ltd. (i)               4,958,858
===============================================================================
Electrical Equipment -- 0.2%
       109,685    Medis Technologies Ltd. (i)                         1,157,177
===============================================================================
Paper & Forest Products -- 0.1%
       149,825    Western Forest Products, Inc. (i)                     322,067
===============================================================================
Semiconductors & Semiconductor Equipment -- 0.8%
       145,433    Cypress Semiconductor Corp. (i)                     3,641,642
-------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost -- $9,476,545) -- 2.2%                       10,079,744
===============================================================================


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       9

Schedule of Investments (concluded)

        Shares
          Held    Preferred Stocks                                     Value
===============================================================================
Communications Equipment -- 0.5%
        10,435    Loral Spacecom Corp. Series A, 12% (f)          $   2,128,865
===============================================================================
Oil, Gas & Consumable Fuels -- 0.8%
            63    EXCO Resources, Inc., 7% (a)                          718,200
           259    EXCO Resources, Inc., 11%                           2,952,600
                                                                  -------------
                                                                      3,670,800
-------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost -- $5,286,334) -- 1.3%                        5,799,665
===============================================================================

===============================================================================
                  Warrants (h)
===============================================================================
Health Care Providers & Services -- 0.0%
        52,465    HealthSouth Corp. (expires 1/16/2014)                  41,972
===============================================================================
Paper & Forest Products -- 0.0%
         1,100    MDP Acquisitions Plc (expires 10/01/2013)             142,527
===============================================================================
Wireless Telecommunication Services -- 0.2%
         1,350    American Tower Corp. (expires 8/01/2008)              735,750
-------------------------------------------------------------------------------
                  Total Warrants (Cost -- $87,831) -- 0.2%              920,249

===============================================================================
    Beneficial
      Interest    Other Interests (l)                                  Value
===============================================================================
Media -- 0.0%
    $1,250,000    Adelphia Escrow                                 $           0
     1,567,669    Adelphia Recovery Trust                                   157
-------------------------------------------------------------------------------
                  Total Other Interests
                  (Cost -- $5,125) -- 0.0%                                  157
===============================================================================

===============================================================================
                  Short-Term Securities
===============================================================================
     2,834,839    BlackRock Liquidity Series, LLC Cash Sweep
                    Series, 5.33% (e)(j)                              2,834,839
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $2,834,839) -- 0.6%                        2,834,839
===============================================================================
Total Investments (Cost -- $590,151,327*) -- 125.4%                 571,663,857

Liabilities in Excess of Other Assets -- (25.4%)                   (115,954,309)
                                                                  -------------
Net Assets -- 100.0%                                              $ 455,709,548
                                                                  =============

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 590,865,177
                                                                  =============
      Gross unrealized appreciation ..........................    $   8,641,861
      Gross unrealized depreciation ..........................      (27,843,181)
                                                                  -------------
      Net unrealized depreciation ............................    $ (19,201,320)
                                                                  =============

(a)   Convertible security.
(b) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
(c)   Floating rate security.
(d) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.
(e)   Represents the current yield as of August 31, 2007.
(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i)   Non-income producing security.
(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                               Net      Interest
      Affiliate                                             Activity     Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series    $2,765,816   $921,411
      --------------------------------------------------------------------------

(k)   Represents a step bond.
(l) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(m)   Subject to principal paydowns.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Swaps outstanding as of August 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                    Notional        Unrealized
                                                     Amount        Depreciation
      --------------------------------------------------------------------------
      Sold credit default protection on Ford
        Motor Co. and receive 3.80%

      Broker, JPMorgan Chase
        Expires March 2010                         $4,750,000      $   (320,573)

      Sold credit default protection on Ford
        Motor Co. and receive 3.80%

      Broker, UBS Warburg
        Expires March 2010                         $1,480,000           (99,883)

      Sold credit default protection on Ford
        Motor Co. and receive 5%

      Broker, Goldman Sachs & Co.
        Expires June 2010                          $5,920,000          (272,397)
      --------------------------------------------------------------------------
      Total                                                        $   (692,853)
                                                                   ============

      See Notes to Financial Statements.


10       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

Statement of Assets, Liabilities and Capital

As of August 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $587,316,488)                        $ 568,829,018
            Investments in affiliated securities, at value (identified cost -- $2,834,839) ...                            2,834,839
            Cash .............................................................................                               46,452
            Receivables:
                Interest .....................................................................      $  12,308,478
                Securities sold ..............................................................          1,806,975
                Swaps ........................................................................            110,987
                Dividends ....................................................................             19,703        14,246,143
                                                                                                    -------------
            Prepaid expenses .................................................................                               11,099
                                                                                                                      -------------
            Total assets .....................................................................                          585,967,551
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Loans ............................................................................                          127,700,000
            Unrealized depreciation on swaps .................................................                              692,853
            Payables:
                Securities purchased .........................................................          1,036,750
                Investment adviser ...........................................................            330,796
                Interest on loans ............................................................            202,997
                Dividends to shareholders ....................................................            149,910
                Other affiliates .............................................................              3,576         1,724,029
                                                                                                    -------------
            Accrued expenses .................................................................                              141,121
                                                                                                                      -------------
            Total liabilities ................................................................                          130,258,003
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .......................................................................                        $ 455,709,548
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, $.10 par value, 200,000,000 shares authorized ......................                        $   3,294,409
            Paid-in capital in excess of par .................................................                          466,525,752
            Undistributed investment income -- net ...........................................      $   3,498,069
            Undistributed realized capital gains -- net ......................................          1,571,641
            Unrealized depreciation -- net ...................................................        (19,180,323)
                                                                                                    -------------
            Total accumulated losses -- net ..................................................                          (14,110,613)
                                                                                                                      -------------
            Total capital -- Equivalent to $13.83 per share based on 32,944,087 shares of
              capital stock outstanding (market price -- $12.24) .............................                        $ 455,709,548
                                                                                                                      =============

      See Notes to Financial Statements.


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       11

Statement of Operations

For the Year Ended August 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest (including $921,411 from affiliates) ....................................                        $  54,757,323
            Dividends ........................................................................                              304,788
            Other ............................................................................                               75,152
                                                                                                                      -------------
            Total income .....................................................................                           55,137,263
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Loan interest expense ............................................................      $  10,680,543
            Investment advisory fees .........................................................          4,034,451
            Borrowing costs ..................................................................            254,133
            Accounting services ..............................................................            147,811
            Professional fees ................................................................             84,381
            Transfer agent fees ..............................................................             63,028
            Printing and shareholder reports .................................................             52,089
            Pricing services .................................................................             35,319
            Custodian fees ...................................................................             26,308
            Directors' fees and expenses .....................................................             23,728
            Listing fees .....................................................................             11,494
            Other ............................................................................             37,822
                                                                                                    -------------
            Total expenses ...................................................................                           15,451,107
                                                                                                                      -------------
            Investment income -- net .........................................................                           39,686,156
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
                Investments -- net ...........................................................          7,629,609
                Swaps -- net .................................................................            482,343         8,111,952
                                                                                                    -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net ...........................................................        (18,213,910)
                Swaps -- net .................................................................           (771,606)      (18,985,516)
                                                                                                    -------------------------------
            Total realized and unrealized loss -- net ........................................                          (10,873,564)
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations .............................                        $  28,812,592
                                                                                                                      =============

      See Notes to Financial Statements.


12       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                               August 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .........................................................      $  39,686,156     $  40,104,781
            Realized gain (loss) -- net ......................................................          8,111,952        (4,558,129)
            Change in unrealized appreciation/depreciation -- net ............................        (18,985,516)      (11,894,155)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations .............................         28,812,592        23,652,497
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .........................................................        (37,556,259)      (41,112,086)
            Realized gain -- net .............................................................                 --       (18,516,619)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends and distributions
              to shareholders ................................................................        (37,556,259)      (59,628,705)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends
              and distributions ..............................................................                 --           126,423
                                                                                                    -------------------------------
            Net increase in net assets derived from capital stock transactions ...............                 --           126,423
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets .....................................................         (8,743,667)      (35,849,785)
            Beginning of year ................................................................        464,453,215       500,303,000
                                                                                                    -------------------------------
            End of year* .....................................................................      $ 455,709,548     $ 464,453,215
                                                                                                    ===============================
                * Undistributed investment income -- net .....................................      $   3,498,069     $     647,301
                                                                                                    ===============================

      See Notes to Financial Statements.


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       13

Statement of Cash Flows

For the Year Ended August 31, 2007
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations .................................................    $  28,812,592
            Adjustments to reconcile net increase in net assets resulting from operations to net cash provided for operating activities:
                Decrease in other receivables and prepaid expenses ...............................................           53,303
                Increase in accrued expenses and other liabilities ...............................................           97,277
                Realized and unrealized loss -- net ..............................................................       13,893,739
                Amortization of premium and discount .............................................................         (105,522)
                Paid-in-kind income ..............................................................................         (910,831)
            Proceeds from sales and paydowns of long-term securities .............................................      397,963,848
            Purchases of long-term securities ....................................................................     (327,090,619)
            Purchases of short-term investments -- net ...........................................................       (2,763,139)
                                                                                                                      -------------
            Cash provided by operating activities ................................................................      109,950,648
                                                                                                                      -------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Cash receipts from borrowings ........................................................................       27,200,000
            Cash payments on borrowings ..........................................................................      (99,600,000)
            Dividends paid to shareholders .......................................................................      (37,604,197)
                                                                                                                      -------------
            Cash used for financing activities ...................................................................     (110,004,197)
                                                                                                                      -------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in cash .................................................................................          (53,549)
            Cash at beginning of year ............................................................................          100,001
                                                                                                                      -------------
            Cash at end of year ..................................................................................    $      46,452
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
            Cash paid for interest ...............................................................................    $  10,691,932
                                                                                                                      =============

      See Notes to Financial Statements.


14       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

Financial Highlights

                                                                                         For the Year Ended August 31,
The following per share data and ratios have been derived                 ---------------------------------------------------------
from information provided in the financial statements.                       2007        2006        2005         2004        2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year .........................  $  14.10    $  15.19    $  16.15     $  14.90    $  12.54
                                                                          ---------------------------------------------------------
            Investment income -- net ...................................      1.20**      1.22**      1.47**       1.67**      1.68
            Realized and unrealized gain (loss) -- net .................      (.33)       (.50)        .19         1.27        2.37
                                                                          ---------------------------------------------------------
            Total from investment operations ...........................       .87         .72        1.66         2.94        4.05
                                                                          ---------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ...............................     (1.14)      (1.25)      (1.64)       (1.63)      (1.69)
                Realized gain -- net ...................................        --        (.56)       (.98)        (.06)         --
                                                                          ---------------------------------------------------------
            Total dividends and distributions ..........................     (1.14)      (1.81)      (2.62)       (1.69)      (1.69)
                                                                          ---------------------------------------------------------
            Offering costs resulting from the issuance of Common Stock .        --          --          --           --          --+
                                                                          ---------------------------------------------------------
            Net asset value, end of year ...............................  $  13.83    $  14.10    $  15.19     $  16.15    $  14.90
                                                                          =========================================================
            Market price per share, end of year ........................  $  12.24    $  12.81    $  15.04     $  15.44    $  14.47
                                                                          =========================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........................      6.76%       6.37%      11.03%       20.92%@     34.62%
                                                                          =========================================================
            Based on market price per share ............................      4.00%      (2.40%)     14.99%       19.04%      31.16%
                                                                          =========================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, excluding interest expense .......................       .99%        .98%        .97%         .97%       1.05%
                                                                          =========================================================
            Expenses ...................................................      3.20%       2.87%       1.99%        1.46%       1.52%
                                                                          =========================================================
            Investment income -- net ...................................      8.23%       8.49%       9.38%       10.52%      12.22%
                                                                          =========================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
            Amount of borrowings outstanding, end of year (in thousands)  $127,700    $200,100    $188,500     $199,700    $170,700
                                                                          =========================================================
            Average amount of borrowings outstanding during the
              year (in thousands) ......................................  $188,373    $183,484    $184,650     $180,502    $ 93,361
                                                                          =========================================================
            Average amount of borrowings outstanding per share during
              the year** ...............................................  $   5.72    $   5.57    $   5.62     $   5.51    $   4.25
                                                                          =========================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) .....................  $455,710    $464,453    $500,303     $528,498    $487,545
                                                                          =========================================================
            Portfolio turnover .........................................        51%         64%         48%          82%         84%
                                                                          =========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.
@ Fund Asset Management, L.P. (an affiliate) reimbursed the Fund for the difference in value of unregistered securities sold by the Fund and the same security of the issuer that had been registered for resale, which had no impact on the total investment return.

      See Notes to Financial Statements.


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       15

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Corporate High Yield Fund V, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol HYV. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. As of October 2, 2006, floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Previously, floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change had no significant effect on the valuation of these loans. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a


16       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007
number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and possible lack of liquidity with respect to the swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       17
earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $720,871 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities and accounting for swap agreements. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average daily net assets plus the proceeds of any outstanding principal borrowed.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the


18       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

Notes to Financial Statements (concluded)

Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, FAM had a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch and an affiliate of the Manager, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the year ended August 31, 2007, the Fund reimbursed FAM and the Manager $1,204, and $8,255, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLAM U.K., Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2007 were $325,613,230 and $397,177,943, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended August 31, 2007 remained constant. Shares issued and outstanding during the year ended August 31, 2006 increased by 8,475, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 16, 2007, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $240,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 5.67% and the average borrowing was approximately $188,373,000 for the year ended August 31, 2007.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.100000 per share on September 28, 2007 to shareholders of record on September 14, 2007.

The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                       8/31/2007      8/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................................    $37,556,259    $44,645,010
  Net long-term capital gains ....................             --     14,983,695
                                                      --------------------------
Total taxable distributions ......................    $37,556,259    $59,628,705
                                                      ==========================

As of August 31, 2007, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income -- net .........................    $  5,560,927
Undistributed long-term capital gains -- net .................         222,633
                                                                  ------------
Total undistributed earnings -- net ..........................       5,783,560
Capital loss carryforward ....................................              --
Unrealized losses -- net .....................................     (19,894,173)*
                                                                  ------------
Total accumulated losses -- net ..............................    $(14,110,613)
                                                                  ============

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Corporate High Yield Fund V, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of BlackRock Corporate High Yield Fund V, Inc. (the "Fund") as of August 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund V, Inc. as of August 31, 2007, the results of it operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 26, 2007

Fund Certification (Unaudited)

In May 2007, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Corporate High Yield Fund V, Inc. for the fiscal year ended August 31, 2007:

-------------------------------------------------------------------------------
              Interest-Related Dividends for Non-U.S. Residents*
-------------------------------------------------------------------------------
Month Paid:   September 2006 .........................................    82.98%
              October 2006 - January 2007 ............................    80.01%
              February 2007 - August 2007 ............................    86.40%
-------------------------------------------------------------------------------

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


20       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       21

Officers and Directors

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock,      120 Funds       None
P.O. Box 9011              President    present  Inc., Global Chief Investment Officer for     161 Portfolios
Princeton, NJ 08543-9011   and                   Equities, Chairman of the BlackRock Retail
1954                       Director              Operating Committee, and member of the
                                                 BlackRock Executive Committee since 2006;
                                                 President of the funds advised by Merrill
                                                 Lynch Investment Managers, L.P. ("MLIM") and
                                                 its affiliates ("MLIM/FAM-advised funds")
                                                 from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President
                                                 of MLIM and Fund Asset Management, L.P.
                                                 ("FAM") from 2001 to 2006; Co-Head (Americas
                                                 Region) thereof from 2000 to 2001 and Senior
                                                 Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *    Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha**        Director     2002 to  Director, The China Business Group, Inc.      37 Funds        None
P.O. Box 9095                           present  since 1996 and Executive Vice President       57 Portfolios
Princeton, NJ 08543-9095                         thereof from 1996 to 2003; Chairman of the
1944                                             Board, Berkshire Holding Corporation since
                                                 1980; Partner, Squire, Sanders & Dempsey
                                                 from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot           Director     2005 to  Professor, Harvard University since 1992;     37 Funds        None
P.O. Box 9095                           present  Professor, Massachusetts Institute of         57 Portfolios
Princeton, NJ 08543-9095                         Technology from 1986 to 1992.
1957
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills**               Director     2001 to  Member of the Committee of Investment of      37 Funds        Kimco Realty
P.O. Box 9095                           present  Employee Benefit Assets of the Association    57 Portfolios   Corporation
Princeton, NJ 08543-9095                         of Financial Professionals ("CIEBA") since
1935                                             1986; Member of CIEBA's Executive Committee
                                                 since 1988 and its Chairman from 1991 to
                                                 1992; Assistant Treasurer of International
                                                 Business Machines Corporation ("IBM") and
                                                 Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State
                                                 of New York Common Retirement Fund from 1989
                                                 to 2006; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to
                                                 2004, Vice Chairman thereof from 1998 to
                                                 2004, and Director Emeritus thereof since
                                                 2004; Director, LaSalle Street Fund from
                                                 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998, Vice
                                                 Chairman thereof from 2002 to 2005, and
                                                 Chairman thereof since 2005; Director,
                                                 Montpelier Foundation since 1998, its Vice
                                                 Chairman from 2000 to 2006, and Chairman,
                                                 thereof, since 2006; Member of the
                                                 Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------


22       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London          Director     2002 to  Professor Emeritus, New York University       37 Funds        AIMS Worldwide, Inc.
P.O. Box 9095                           present  since 2005; John M. Olin Professor of         57 Portfolios
Princeton, NJ 08543-9095                         Humanities, New York University from 1993 to
1939                                             2005; and Professor thereof from 1980 to
                                                 2005; President, Hudson Institute since 1997
                                                 and Trustee thereof since 1980; Dean,
                                                 Gallatin Division of New York University
                                                 from 1976 to 1993; Distinguished Fellow,
                                                 Herman Kahn Chair, Hudson Institute from
                                                 1984 to 1985; Chairman of the Board of
                                                 Directors of Vigilant Research, Inc. since
                                                 2006; Member of the Board of Directors for
                                                 Grantham University since 2006; Director of
                                                 AIMS Worldwide, Inc. since 2006; Director of
                                                 Reflex Security since 2006; Director of
                                                 InnoCentive, Inc. since 2006; Director of
                                                 Cerego, LLC since 2005; Director, Damon
                                                 Corp. from 1991 to 1995; Overseer, Center
                                                 for Naval Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo        Director     2002 to  Shareholder, Modrall, Sperling, Roehl,        37 Funds        None
P.O. Box 9095                           present  Harris & Sisk, P.A. since 1993; President,    57 Portfolios
Princeton, NJ 08543-9095                         American Bar Association from 1995 to 1996
1942                                             and Member of the Board of Governors thereof
                                                 from 1994 to 1997; Shareholder, Poole, Kelly
                                                 and Ramo, Attorneys at Law P.C. from 1977 to
                                                 1993; Director of ECMC Group (service
                                                 provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank
                                                 (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico
                                                 (now Wells Fargo) from 1975 to 1976; Vice
                                                 President, American Law Institute from 2004
                                                 to 2007 and President elect thereof since
                                                 2007.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Director     2001 to  Principal of STI Management (investment       37 Funds        None
P.O. Box 9095                           present  adviser) from 1994 to 2005; Chairman and CEO  57 Portfolios
Princeton, NJ 08543-9095                         of Salomon Brothers Asset Management Inc.
1936                                             from 1992 to 1995; Chairman of Salomon
                                                 Brothers Equity Mutual Funds from 1992 to
                                                 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at
                                                 Salomon Brothers Inc. from 1975 to 1991;
                                                 Trustee, Commonfund from 1980 to 2001.
                           ---------------------------------------------------------------------------------------------------------
                           *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Co-Chairman of the Board of Directors and the Audit Committee.


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       23

Officers and Directors (concluded)

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         2003 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
P.O. Box 9011              President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
Princeton, NJ 08543-9011   and                   First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
1960                       Treasurer             1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                Fund Chief   2007 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance   present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
Princeton, NJ 08543-9011   Officer               Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
1965                                             2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and
                                                 Branch Chief, Division of Investment Management and Office of Compliance
                                                 Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino        Fund         2004 to  Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011              Secretary    2007     from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton, NJ 08543-9011                         with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
1960                                             Princeton Services from 2004 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Fund         2007 to  Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
P.O. Box 9011              Secretary    present  BlackRock, Inc. since 2006; General Counsel (U.S.), Goldman Sachs Asset Management
Princeton, NJ 08543-9011                         from 1993 to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


24       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


      BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007       25

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


26       BLACKROCK CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2007

BlackRock Corporate High Yield Fund V, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Corporate High Yield Fund V, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Corporate High Yield Fund V, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                      #COYV-8/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

          Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -  Principal Accountant Fees and Services

------------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees           (b) Audit-Related Fees(1)        (c) Tax Fees(2)         (d) All Other Fees(3)
------------------------------------------------------------------------------------------------------------------------------------
                     Current        Previous      Current        Previous      Current        Previous      Current        Previous
                    Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year
  Entity Name          End            End           End            End           End            End           End            End
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Corporate
High Yield Fund V,
Inc.                  $38,500       $38,500         $0            $8,000        $6,100         $6,000        $1,042          $0
------------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

          (e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

          (e)(2) None of the services described in each of Items 4(b) through
          (d) were approved by the audit committee pursuant to paragraph
          (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

          (f) Not Applicable

          (g) Affiliates' Aggregate Non-Audit Fees:

          ----------------------------------------------------------------------
                                          Current Fiscal        Previous Fiscal
                 Entity Name                 Year End               Year End
          ----------------------------------------------------------------------
          BlackRock Corporate High
          Yield Fund V, Inc.                $291,642              $3,112,500
          ----------------------------------------------------------------------

          (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
          (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

          James H. Bodurtha
          Kenneth A. Froot
          Joe Grills
          Herbert I. London
          Roberta Cooper Ramo
          Robert S. Salomon, Jr.

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

          Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

                      Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Introduction.................................................................

Scope of Committee Responsibilities..........................................

Special Circumstances........................................................

Voting Guidelines............................................................

      Boards of Directors....................................................

      Auditors...............................................................

      Compensation and Benefits..............................................

      Capital Structure......................................................

      Corporate Charter and By-Laws..........................................

      Corporate Meetings.....................................................

      Investment Companies...................................................

      Environmental and Social Issues........................................

Notice to Clients............................................................

                      Proxy Voting Policies and Procedures

      These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

      When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

----------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

      Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

      In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

----------
(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

      The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

      The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

      The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

      While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time

----------
(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

      The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

      The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

      To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

----------
(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

      Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

      Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

      Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

      As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

      Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

      o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

      o if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

      The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

      A. Boards of Directors

      These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
#     VOTE and DESCRIPTION
--------------------------------------------------------------------------------
A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
      o     voted to implement or renew a "dead-hand" poison pill
      o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o failed to act on takeover offers where the majority of the shareholders have tendered their shares
      o are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
      o     sit on more than six boards of public companies
--------------------------------------------------------------------------------
A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
--------------------------------------------------------------------------------
A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------
A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A.5   AGAINST proposals supporting cumulative voting
--------------------------------------------------------------------------------
A.6   FOR proposals eliminating cumulative voting
--------------------------------------------------------------------------------
A.7   FOR proposals supporting confidential voting
--------------------------------------------------------------------------------
A.8   FOR proposals seeking election of supervisory board members
--------------------------------------------------------------------------------
A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
--------------------------------------------------------------------------------
A.10  AGAINST shareholder proposals for term limits for directors
--------------------------------------------------------------------------------
A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
--------------------------------------------------------------------------------
A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
--------------------------------------------------------------------------------
A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
--------------------------------------------------------------------------------
A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
--------------------------------------------------------------------------------
A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
--------------------------------------------------------------------------------
A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
--------------------------------------------------------------------------------
A.17  FOR proposals to elect account inspectors
--------------------------------------------------------------------------------
A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
--------------------------------------------------------------------------------
A.19  FOR proposals permitting shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.21  FOR proposals permitting shareholder ability to remove directors directly
--------------------------------------------------------------------------------
A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly
--------------------------------------------------------------------------------

      B. Auditors

      These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
B.1   FOR approval of independent auditors, except for
      o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
      o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
      o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
--------------------------------------------------------------------------------
B.2   FOR proposals seeking authorization to fix the remuneration of auditors
--------------------------------------------------------------------------------
B.3   FOR approving internal statutory auditors
--------------------------------------------------------------------------------
B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
--------------------------------------------------------------------------------

      C. Compensation and Benefits

      These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
--------------------------------------------------------------------------------
C.2   FOR proposals to eliminate retirement benefits for outside directors
--------------------------------------------------------------------------------
C.3   AGAINST proposals to establish retirement benefits for outside directors
--------------------------------------------------------------------------------
C.4 FOR proposals approving the remuneration of directors or of supervisory board members
--------------------------------------------------------------------------------
C.5   AGAINST proposals to reprice stock options
--------------------------------------------------------------------------------
C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
--------------------------------------------------------------------------------
C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
--------------------------------------------------------------------------------
C.8   AGAINST proposals seeking to pay outside directors only in stock
--------------------------------------------------------------------------------
C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
--------------------------------------------------------------------------------
C.10 AGAINST proposals to ban all future stock or stock option grants to executives
--------------------------------------------------------------------------------
C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
--------------------------------------------------------------------------------
C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
--------------------------------------------------------------------------------

      D. Capital Structure

      These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
--------------------------------------------------------------------------------
D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
--------------------------------------------------------------------------------
D.3   FOR management proposals approving share repurchase programs
--------------------------------------------------------------------------------
D.4   FOR management proposals to split a company's stock
--------------------------------------------------------------------------------
D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
--------------------------------------------------------------------------------
D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
--------------------------------------------------------------------------------

      E. Corporate Charter and By-Laws

      These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
E.1   AGAINST proposals seeking to adopt a poison pill
--------------------------------------------------------------------------------
E.2   FOR proposals seeking to redeem a poison pill
--------------------------------------------------------------------------------
E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification
--------------------------------------------------------------------------------
E.4   FOR management proposals to change the company's name
--------------------------------------------------------------------------------

      F. Corporate Meetings

      These are routine proposals relating to various requests regarding the formalities of corporate meetings.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
--------------------------------------------------------------------------------
F.2   FOR proposals designating two shareholders to keep minutes of the meeting
--------------------------------------------------------------------------------
F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
--------------------------------------------------------------------------------
F.4   FOR proposals approving the discharge of management and the supervisory board
--------------------------------------------------------------------------------
F.5   FOR proposals approving the allocation of income and the dividend
--------------------------------------------------------------------------------
F.6 FOR proposals seeking authorization to file required documents/other formalities
--------------------------------------------------------------------------------
F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
--------------------------------------------------------------------------------
F.8   FOR proposals appointing inspectors of elections
--------------------------------------------------------------------------------
F.9   FOR proposals electing a chair of the meeting
--------------------------------------------------------------------------------
F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet
--------------------------------------------------------------------------------
F.11  AGAINST proposals to require rotating sites for shareholder meetings
--------------------------------------------------------------------------------

      G. Investment Companies

      These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
      o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
--------------------------------------------------------------------------------
G.2   FOR the establishment of new series or classes of shares
--------------------------------------------------------------------------------
G.3   AGAINST proposals to change a fund's investment objective to nonfundamental
--------------------------------------------------------------------------------
G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
--------------------------------------------------------------------------------
G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
--------------------------------------------------------------------------------
G.6   FOR classified boards of closed-end investment companies
--------------------------------------------------------------------------------

      H. Environmental and Social Issues

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
--------------------------------------------------------------------------------
H.2   AGAINST proposals seeking to have companies provide non-required reports on:
      o     environmental liabilities;
      o     bank lending policies;
      o     corporate political contributions or activities;
      o     alcohol advertising and efforts to discourage drinking by minors;
      o     costs and risk of doing business in any individual country;
      o     involvement in nuclear defense systems
--------------------------------------------------------------------------------
H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
--------------------------------------------------------------------------------
H.4   AGAINST proposals seeking implementation of the CERES principles
--------------------------------------------------------------------------------

                                Notice to Clients

      BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

      BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

      These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

----------
(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of August 31, 2007.

          (a)(1) BlackRock Corporate High Yield Fund V, Inc. is managed by a team of investment professionals comprised of Scott Amero, Managing Director at BlackRock, Jeffrey Gary, CPA, Managing Director at BlackRock, Kevin J. Booth, CFA, Managing Director at BlackRock and James E. Keenan, CFA, Director at BlackRock. Each is a member of BlackRock's fixed income portfolio management group. Messrs. Amero and Gary are responsible for setting the Fund's overall credit strategy. Messrs. Booth and Keenan are the Fund's co-portfolio managers and are responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Amero and Gary have been members of the Fund's management team since 2006 and Mr. Keenan has been the Fund's portfolio manager since 2006 and Mr. Booth has been the Fund's portfolio manager since 2007.

          Scott Amero is co-head of BlackRock's fixed income portfolio management group. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

          Jeffrey Gary is the head of BlackRock's high yield team within the Fixed Income Portfolio Management Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.

          Kevin Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers ("MLIM") in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

          James Keenan is a high yield portfolio manager and trader within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing client portfolios, executing trades and ensuring consistency across high yield portfolios. Mr. Keenan has been with BlackRock since 2004. Prior to joining BlackRock, he was a senior high yield trader at Columbia Management Group. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

          (a)(2) As of August 31, 2007:


          ------------------------------------------------------------------------------------------------------------------------
                                                                                          (iii) Number of Other Accounts and
                                    (ii) Number of Other Accounts Managed                  Assets for Which Advisory Fee is
                                           and Assets by Account Type                              Performance-Based
          ------------------------------------------------------------------------------------------------------------------------
                                    Other                                                  Other
               (i) Name of       Registered          Other Pooled                        Registered    Other Pooled
                 Portfolio       Investment           Investment           Other         Investment     Investment         Other
                  Manager         Companies            Vehicles           Accounts        Companies      Vehicles         Accounts
          --------------------------------------------------------------------------------------------------------------------------
          Scott Amero                48                  43                 260               0              6              22
          --------------------------------------------------------------------------------------------------------------------------
                              $38,378,273,088     $10,705,355,517     $91,635,073,306        $0       $2,380,367,169  $6,516,538,728
          --------------------------------------------------------------------------------------------------------------------------
          Jeffrey Gary               17                  13                  15               0              5               5
          --------------------------------------------------------------------------------------------------------------------------
                              $ 7,975,493,671     $ 7,296,812,550     $ 3,035,996,960        $0       $1,947,853,068  $  865,727,083
          --------------------------------------------------------------------------------------------------------------------------
          Kevin Booth                22                   9                   7               0              4               3
          --------------------------------------------------------------------------------------------------------------------------
                              $10,889,040,112     $ 3,305,024,401     $ 1,224,383,989        $0       $1,483,112,004  $  539,887,685
          --------------------------------------------------------------------------------------------------------------------------
          James Keenan               17                   8                  16               0              2               5
          --------------------------------------------------------------------------------------------------------------------------
                              $ 7,975,493,671     $ 2,072,998,559     $ 2,827,296,066        $0       $  997,548,495  $  727,207,901
          --------------------------------------------------------------------------------------------------------------------------

          (iv) Potential Material Conflicts of Interest

          BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

          As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

          (a)(3) As of August 31, 2007:

          Portfolio Manager Compensation

          BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

          Base compensation

          Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

          Discretionary compensation

          In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

          Long-Term Retention and Incentive Plan (LTIP)

          The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

          Deferred Compensation Program

          A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

          Options and Restricted Stock Awards

          While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

          Incentive Savings Plans

          BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of 50% of the employee's pre-tax contribution of up to 6% of the employee's salary, limited to $4,000 per year. BlackRock also offers a Company Retirement Contribution equal to 3% to 5% of eligible compensation, depending on BlackRock, Inc.'s overall net operating income. The company match is made in cash. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

          Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. These benchmarks include customized benchmarks, Lipper peer groups and a subset of other closed-end taxable debt funds. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Registrant, such benchmarks include the Credit Suisse High Yield Index.

          The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

          (a)(4) Beneficial Ownership of Securities. As of August 31, 2007, none of Messrs. Amero, Gary, Keenan or Booth beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund V, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Corporate High Yield Fund V, Inc.

Date: October 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Corporate High Yield Fund V, Inc.

Date: October 22, 2007


By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer (principal financial officer) of
    BlackRock Corporate High Yield Fund V, Inc.

Date: October 22, 2007